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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JULY 30, 2002





                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                    1-13894                34-1807383
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                  Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)




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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 30, 2002, TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing its second quarter of 2002 operating results.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits - The following exhibit is filed as part of this report:

99.1   Press Release dated July 30, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      TRANSPRO, INC.


Date:  August 2, 2002               By:   /s/ Richard A. Wisot
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                                         Richard A. Wisot
                                         Vice President, Treasurer, Secretary,
                                         and Chief Financial Officer